BRIDGEWAY FUNDS, INC.

Managed Volatility Fund (BRBPX)

Supplement dated November 19, 2024
to the Prospectus and Statement of Additional Information (“SAI”) dated October 31, 2024

On August 22, 2024, the Board of Directors (the “Board”) of Bridgeway Funds, Inc. considered and approved a proposal to liquidate and dissolve the Managed Volatility Fund (the “Fund”) pursuant to a Board-approved Plan of Liquidation and Dissolution. The Fund liquidated on November 18, 2024. Accordingly, all references to the Fund are hereby deleted from the Prospectus and SAI.

Please retain this supplement for future reference.